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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                              -------------------------


                                       FORM 8-K

    Current Report Pursuant to Section 13 or 15(d) of the Securites Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  September 23, 1997


                           CINEMASTAR LUXURY THEATERS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         California                    0-25252                  33-0451054
----------------------------   ------------------------    --------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
    OF INCORPORATION                                        IDENTIFICATION NO.)



                                431 College Boulevard
                           Oceanside, California 92057-5435
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (760) 630-2011


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ITEM 1. CHANGE OF CONTROL OF REGISTRANT

         On September 23, 1997, Registrant entered into a definitive agreement for CinemaStar Acquisition Partners, L.L.C. ("CAP") to acquire a majority equity interest in Registrant through a $15 Million purchase of newly issued shares of Registrant's common stock.


         Pursuant to a Stock Purchase Agreement, CAP will purchase 17,684,464 shares of common stock for a purchase price of $0.848202 per share. CAP also will receive at closing warrants to purchase 1,630,624 shares of common stock at an exercise price of $0.848202 per share. The Stock Purchase Agreement is filed as Exhibit 4.1 to this Report and is incorporated herein by reference. The form of Warrant to Purchase Common Stock is filed as Exhibit 4.2 to this Report and is incorporated herein by reference.

         Upon Execution of the Stock Purchase Agreement, CAP received an additional warrant to purchase one million shares of common stock at an exercise price of the lower of $0.848202 or the previous five day trading price of Registrant's common stock. The Warrant to Purchase Common Stock is filed as
Exhibit 4.3 to this Report and is incorporated herein by reference.

         Pursuant to the terms of the Stock Purchase Agreement, Registrant may be obligated to issue additional shares of common stock to CAP with respect to certain expenses, liabilities and operating losses of Registrant arising or disclosed after August 31, 1997 or arising prior to August 31, 1997 and not disclosed or quantified before August 31, 1997.

         Registrant's board of directors will be reconstituted to reflect the majority interest of CAP.

         Completion of the transaction is subject to certain other conditions including shareholder approval. Registrant plans to hold a special shareholder meeting on a date to be announced. Registrant anticipates the transaction will be completed in December 1997.

         Concurrent with the signing of the Stock Purchase Agreement, Registrant received a $3 million bridge loan from an affiliate of CAP to complete existing projects and to pay off certain indebtedness. The bridge loan is convertible into three million shares of common stock of Registrant at $1.00 per share. The Converitible Secured Promissory Note evidencing the bridge loan is filed as Exhibit 4.4 to this Report and is incorporated herein by reference. Registrant's obligations under the Convertible Secured Promissory Note are secured by Registrant's grant of a security interest in Registrant's assets at the Mission Grove 14 theater complex and Mission Marketplace 13 theater complex, and Registrant's grant of deeds of trust secured by the leases of those two theater complexes. The Security Agreement is filed as Exhibit 4.5 to this Report and is incorporated herein by reference. The Leasehold Deeds of Trust are filed as Exhibits 4.6 and 4.7 and are incorporated herein by reference.


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In connection with the bridge loan, Registrant issued a warrant to the lender to purchase three million shares of common stock at an exercise price of $0.848202 per share, and a second warrant to purchase 1.5 million shares at an exercise price of $0.848202 per share. The second warrant will be cancelled upon the completion of the equity financing. The warrants are filed as Exhibits 4.8 and 4.9 to this Report and are incoporated herein by reference.

         The issuance of the shares of common stock and warrants contemplated in the transaction will cause an anti-dilution adjustment of Registrant's publicly traded warrants, resulting in a significant reduction in the exercise price of such warrants and a significant increase in the number of shares which can be acquired upon exercise of the warrants.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

4.1 Stock Purchase Agreement, dated as of September 23, 1996, by and among CinemaStar Luxury Theaters, Inc., Reel Partners, L.L.C., and CinemaStar Acquisition Partners, L.L.C.

4.2           Form of Warrant to Purchase Common Stock

4.3           Warrant to Purchase Common Stock, dated September 23, 1997

4.4           Convertible Secured Promissory Note, dated September 23, 1997.

4.5 Security Agreement between CinemaStar Luxury Theaters, Inc. and Reel Partners, L.L.C., dated September 23,1997

4.6           Leasehold Deed of Trust between CinemaStar Luxury Theaters, Inc.
              and Reel Partners, L.L.C., dated as of September 22, 1997.

4.7           Leasehold Deed of Trust between CinemaStar Luxury Theaters, Inc.
              and Reel Partners, L.L.C., dated as of September 22, 1997.

4.8           Warrant to Purchase Common Stock, dated September 23, 1997

4.9           Warrant to Purchase Common Stock, dated September 23, 1997

4.10          Press Release, dated September 24, 1997




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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 24, 1997             CINEMASTAR LUXURY THEATERS, INC.



                                       By: /s/ JOHN ELLISON
                                          ------------------------------------
                                          John Ellison
                                          President and Chief Executive Officer


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                                    EXHIBIT INDEX


Exihibit
Number                                 Description

4.1 Stock Purchase Agreement, dated as of September 23, 1996, by and among CinemaStar Luxury Theaters, Inc., Reel Partners, L.L.C., and CinemaStar Acquisition Partners, L.L.C.

4.2                                    Form of Warrant to Purchase Common Stock

4.3                                    Warrant to Purchase Common Stock, dated
                                       September 23, 1997

4.4                                    Convertible Secured Promissory Note,
                                       dated September 23, 1997.

4.5 Security Agreement between CinemaStar Luxury Theaters, Inc. and Reel Partners, L.L.C., dated September 23, 1997

4.6 Leasehold Deed of Trust between CinemaStar Luxury Theaters, Inc. and Reel Partners, L.L.C., dated as of September 22, 1997.

4.7 Leasehold Deed of Trust between CinemaStar Luxury Theaters, Inc. and Reel Partners, L.L.C., dated as of September 22, 1997.

4.8                                    Warrant to Purchase Common Stock, dated
                                       September 23, 1997

4.9                                    Warrant to Purchase Common Stock, dated
                                       September 23, 1997

4.10                                   Press Release, dated September 24, 1997



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